Sanford Bernstein 2007 Strategic Decisions Conference May 30, 2007 Exhibit 99.1

FORWARD LOOKING STATEMENT
The information contained in this presentation may include forward looking statements which reflect Regions' current views with respect to future events and financial performance. The Private Securities Litigation Reform Act of 1995 ("the Act") provides a safe-harbor for forward-looking statements which are identified as such and are accompanied by the identification of important factors that could cause actual results to differ materially from the forward-looking statements. For these statements, we, together with our subsidiaries, unless the context implies otherwise, claim the protection afforded by the safe harbor in the Act. Forward-looking statements are not based on historical information, but rather are related to future operations, strategies, financial results, or other developments. Forward-looking statements are based on management's expectations as well as certain assumptions and estimates made by, and information available to, management at the time the statements are made.
Those statements are based on general assumptions and are subject to various risks, uncertainties, and other factors that may cause actual results to differ materially from the views, beliefs, and projections expressed in such statements. These risks, uncertainties and other factors include, but are not limited to, those described below:
Regions' ability to achieve the earnings expectations related to businesses that have been acquired, or that may be acquired in the future, including its merger with
AmSouth Bancorporation ("AmSouth"), which in turn depends on a variety of factors, including:
Regions' ability to achieve the anticipated cost savings and revenue enhancements with respect to the acquired operations, or lower than expected revenues from continuing operations;
the assimilation of the acquired operations to Regions' corporate culture, including the ability to instill appropriate credit practices and efficient approaches to the acquired operations;
the continued growth of the markets that the acquired entities serve, consistent with recent historical experience;
difficulties related to the integration of the businesses, including integration of information systems and retention of key personnel.
Regions‘ ability to expand into new markets and to maintain profit margins in the face of competitive pressures.
Regions‘ ability to keep pace with technological changes.
Regions' ability to develop competitive new products and services in a timely manner and the acceptance of such products and services by Regions' customers and potential customers.
Regions‘ ability to effectively manage interest rate risk, market risk, credit risk and operational risk.
Regions‘ ability to manage fluctuations in the value of assets and liabilities and off-balance sheet exposure so as to maintain sufficient capital and liquidity to support Regions‘ business.
The cost and other effects of material contingencies, including litigation contingencies.
Further easing of restrictions on participants in the financial services industry, such as banks, securities brokers and dealers, investment companies and finance companies, may increase competitive pressures.
Possible changes in interest rates may increase funding costs and reduce earning asset yields, thus reducing margins.
Possible changes in general economic and business conditions in the United States in general and in the communities Regions serves in particular may lead to a deterioration in credit quality, thereby increasing provisioning costs, or a reduced demand for credit, thereby reducing earning assets.
The occurrence of natural disasters or the threat or occurrence of war or acts of terrorism and the existence or exacerbation of general geopolitical instability and uncertainty.
Possible changes in trade, monetary and fiscal policies, laws, and regulations, and other activities of governments, agencies, and similar organizations, including changes in accounting standards, may have an adverse effect on business.
Possible changes in consumer and business spending and saving habits could affect Regions‘ ability to increase assets and to attract deposits.
The words "believe," "expect," "anticipate," "project," and similar expressions signify forward looking statements. Readers are cautioned not to place undue reliance on any forward looking statements made by or on behalf of Regions. Any such statement speaks only as of the date the statement was made. Regions undertakes no obligation to update or revise any forward looking statements.

Company Profile Company Profile Integration Update 2007 Initiatives Financial Performance Brand Promise

A Top Ten U.S. Bank Holding Company
›
Market Capitalization $26 billion 10th
›
Assets $138 billion 10th
›
Loans, net of unearned income $94 billion 9th
›
Deposits $95 billion             8th
›
Branches 1,913 7th
›
ATMs 2,590 8th
National Rank
1
1 As of March 31, 2007.

REGIONS

IA
IL
IN
MO
KY
VA
NC
AR
SC
TX
MS
LA
AL
GA
FL

Franchise Footprint
Source:  SNL DataSource.  Deposit data as of 30-Jun-2006.
State Dep. ($B) Mkt. Share Rank
AL $20.8 30% #1
FL 18.4 5 #4
TN 17.6 17 #2
LA 7.8 11 #3
MS 6.5 16 #1
GA 5.5 3 #6
AR 4.4 10 #1
TX 2.9 1 #19
MO 2.3 2 #7
IN 1.9 2 #10
Other 4.3 — —
Regions
Morgan Keegan
Insurance

Significant Presence in Key MSAs
- 1.0 2.0 3.0 4.0 5.0 6.0 7.0
Montgomery
Atlanta
Saint Louis
New Orleans
Mobile
Memphis
Tampa
Miami
Nashville
Birmingham
Deposits in billions
Source:  SNL DataSource. Deposit data as of 30-Jun-2006; all data shown on pro forma combined basis

Strong Local Market Share
10.9 Citigroup
14.9 SunTrust
15.1 National City
15.4 AmSouth
15.7 Regions
17.8 US Bancorp
18.7 Fifth Third
18.8 Bank of America
19.2 JPMorgan Chase
20.3 Wachovia
20.4 Regions / AmSouth
21.3 BB&T
23.8% Wells Fargo
Weighted
Average
Market Share
1
Top U.S.
Banks
Regions compares
favorably in terms of
local market share
relative to other top 10
banking franchises
1 Deposit weighted by county. Excludes deposits from branches with > $10bn of deposits. Based on June 30, 2006 data.

Company Profile Integration Update Integration Update 2007 Initiatives Financial Performance Brand Promise

Key Integration Accomplishments › Announced Organizational Decisions › Identified Major Systems and Started Conversions › Completed Divestitures › Began Executing Branch Consolidation Plans

Organizational Structure
Geographies
Lines of
Business
Alabama
Midwest
East
Florida
West
Tennessee
Mississippi
Morgan Keegan
Matrix Business
Model
Private Banking
Trust & Asset Mgmt
Mortgage
Consumer Banking
Commercial Banking
Business Banking

Conversion Timeline
Combined
Product Set
& Incentives
Complete Sale
of Divested
Branches
1Q07 2Q07 3Q07 4Q07 1Q08 2Q08
Brokerage
Conversion
Mortgage
Origination &
Servicing
Conversion
•
Phase One
Branch
Conversion
•
Trust
Conversion
•
Phase Three
Branch
Conversion
•
Phase Four
Branch
Conversion
•
Achieve $400
MM Annual
Run-rate in
Cost Saves
•
Phase Two
Branch
Conversion

Required Branch Divestitures
All divestitures completed in 1Q07.
Expected impact to pre-tax income: $23MM per quarter.
$1.5 $2.0 39 Alabama
$1.7 $2.7 52 Total
.1 .4 7 Tennessee
.1 .3 6 Mississippi
Total
Loans
($B)
Total
Deposits
($B)
# of
Branches
State

Branch Conversion Schedule Event 1 3Q07

Branch Conversion Schedule Event 1 3Q07 Event 2 4Q07

Branch Conversion Schedule Event 1 3Q07 Event 2 4Q07 Event 3 1Q08

REGIONS

IA
IL
IN
MO
KY
VA
AR
TN
NC
SC
TX
MS
AL
GA
LA
FL

Branch Conversion Schedule Event 1 3Q07 Event 2 4Q07 Event 3 1Q08 Event 4 2Q08

Measuring the Customer Experience
›
Measurement Plans
›
Gallup Organization, Greenwich Organization
and Customer Surveys
›
Trend Identification
›
Tracking over 100 operational metrics
›
Effective Communications
›
Flashpoint Process

Company Profile Integration Update 2007 Initiatives 2007 Initiatives Financial Performance Brand Promise

Consumer Services
Established Targets for 2007
›
Consumer checking household growth of 2%
›
Retain a minimum of 85% of the consumer
checking households
›
New customer cross-sell ratio of 4.5 services
per household
›
Grow private banking households by 20%
›
Cross-sell 90% of new mortgage customers a deposit or
loan product

Regions’ Branching – A Proven Strategy
2007 De Novo Branches
Florida 33
Alabama 3
Tennessee 5
Other 9
Total 50
Typical Results – Year 5
Deposits $42 million
Loans $31 million
$1 million cumulative
net contributions
16.4% IRR

Treasury Management Commercial and Industrial/ Middle Market Community Banking Corporate Banking Commercial Real Estate Business Banking Business Services

Summary of Key Initiatives › Leverage New Capabilities and Credit Limits › Drive Improvements in Sales Process › Fully Develop Morgan Keegan Partnership › Cross-sell

›
Broadened Marketing Capabilities
›
Client Profitability
›
Enhanced Client Services Capability
›
Scorecards
›
Relationship Pricing Model/Exception Reporting
›
Monitoring System – Pipeline, Closed Business and Call
Activity
Tools for Driving the Business

Impact of Leveraging Across a Broader Franchise
›
Offices
›
Financial Advisors
›
Customer Assets
›
Trust Assets
›
Total Revenues
1
›
New Accounts
1Q07 1Q06
301
1,070
$ 61 B
$ 37 B
$ 239 M
22,900
453
1,240
$ 78 B
$ 79 B
$ 302 M
25,000
1
1Q06 revenues exclude a $13.1 pre-tax gain on sale related to the swap of NYSE seats for stock.
Morgan Keegan

Company Profile Integration Update 2007 Initiatives Financial Performance Financial Performance Brand Promise

2007 Core Expectations Low single-digit growth Deposit Growth ~ 3.85% Net Interest Margin Mid-20 bps Net Charge-offs $4.1 – 4.3 billion Non-interest Expenses Low single-digit growth Loan Growth

Net Cost Saves: On-track $0 $100 $200 $300 $400 2008E 2007E 4Q06 $7 MM Estimated $150 MM Estimated $400 MM Net Cost Savings Full run-rate achieved by 2Q 2008

Branch Consolidations
55 Tennessee
2 Arkansas
156 Total
2 Missouri
2 Georgia
12 Mississippi
17 Louisiana
31 Alabama
35 Florida
Targeted closure
dates to coincide with
system conversions
Significant source of
efficiency gain
Event 1
Event 2
Event 3
Event 4

Capital Management – A Strategic Opportunity
›
During 2Q07:
•
Lowered overall cost of capital by issuing $700MM 6.625%
Enhanced Trust Preferred Securities
•
Executed accelerated 14.2MM share repurchase
›
Capital ratios remain strong
6.20 6.52 Tangible Common
11.40 11.22 Total Risk Based
7.90% 7.96% Tier 1 Capital
Projected
2Q07 1Q07

Company Profile Integration Update 2007 Initiatives Financial Performance Brand Promise Brand Promise

Our Brand Promise to Customers
“You can expect more from
Regions. Yes, we are in
the business of banking.
But we are also in the
business of life.
And while our financial
solutions will help you get
more from your money, it is
our mission to help you get
more out of life.”

* * * * ******